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                                                                   EXHIBIT 10.2

                       2ND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT is made as of the 28th day of May 2002, among BELK, Inc. (the "Borrower"), WACHOVIA BANK, National Association (the "Bank") and the undersigned Guarantors.

                                  Background

         The Borrower and the Bank have entered into a Credit Agreement dated as of May 30, 2000 (the "Credit Agreement").

         This Credit Agreement was amended in an agreement dated May 29th, 2001, ("FIRST AMENDMENT TO CREDIT AGREEMENT").

         The obligations of the Borrower under the Credit Agreement were guaranteed by the Guarantors pursuant to the Guaranty Agreements dated May 30, 2000. The Guarantors join herein to consent to the amendments contained herein.

         The Borrower and the Bank wish to amend the Credit Agreement in certain respects as hereinafter provided.

NOW THEREFORE, the Borrower and the Bank agree as follows:

         In SECTION 2.2, of the FIRST AMENDMENT TO CREDIT AGREEMENT, an Amendment to Section 2.05 of the CREDIT AGREEMENT, was made by deleting the date May 29, 2001" and substituting therefor the date May 28, 2002.

         THIS SECOND AMENDMENT TO THE CREDIT AGREEMENT, shall delete the date May 29, 2002 from the FIRST AMENDMENT TO THE CREDIT AGREEMENT, and substitute AUGUST 29TH, 2002.

Except for the amendment set forth above, the text of the CREDIT AGREEMENT and the FIRST AMENDMENT TO THE CREDIT AGREEMENT shall remain unchanged and in full force and effect.

In WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    BORROWER:

ATTEST:

                                    BELK, INC.



/s/ Luther T. Moore                 By: /s/ John M. Belk
--------------------------             ------------------------

Its: Assistant Secretary            Its: Chairman
    ----------------------              -----------------------

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GUARANTORS:                                   BELK-SIMPSON COMPANY, GREENVILLE,
                                              SOUTH CAROLINA
ATTEST:
                                              By: /s/ John M. Belk
/s/ Luther T. Moore                               -------------------------
------------------------                      Title: Chairman
Its: Assistant Secretary                             ----------------------
    --------------------
                                              BELK STORES SERVICES, INC.
ATTEST:
                                              By: /s/ John M. Belk
/s/ Luther T. Moore                               -------------------------
------------------------                      Title: Chairman
Its: Assistant Secretary                             ----------------------
     -------------------
                                              THE BELK CENTER, INC.
ATTEST:
                                              By: /s/ John M. Belk
/s/ Luther T. Moore                              --------------------------
------------------------                      Title: Chairman
Its: Assistant Secretary                             ----------------------
     -------------------
                                              BELK ADMINISTRATION COMPANY
ATTEST:
                                              By: /s/ John M. Belk
/s/ Luther T. Moore                              --------------------------
------------------------                      Title: Chairman
Its: Assistant Secretary                             ----------------------
     -------------------
                                              BELK INTERNATIONAL, INC.
ATTEST:
                                              By: /s/ John M. Belk
/s/ Luther T. Moore                              --------------------------
------------------------                      Title: Chairman
Its: Assistant Secretary                             ----------------------
     -------------------
                                              UNITED ELECTRONIC SERVICES,
ATTEST:                                       INC.

/s/ Luther T. Moore                           By: /s/ John M. Belk
------------------------                         ------------------------
Its: Assistant Secretary                      Title: Chairman
     -------------------                             --------------------






































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                                    BELK STORES OF VIRGINIA LLC


                                    By: /s/ John M. Belk
                                       ---------------------------------------
                                    Title:  Chairman
                                          ------------------------------------


                                    BELK ACCOUNTS RECEIVABLE LLC


                                    By: /s/ John M. Belk
                                       ---------------------------------------
                                    Title:  Chairman
                                          ------------------------------------


                                    BANK:

                                    WACHOVIA BANK, National Association


                                    By: /s/ Irene Rosen Marks
                                       ---------------------------------------
                                    Title:  Director
                                          ------------------------------------